UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2017

ALJ Regional Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37689	13-4082185
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

244 Madison Avenue, PMB #358 New York, NY		10016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 883-0083

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. Entry into a Material Definitive Agreement.

Financing Agreement Amendment

On October 2, 2017, ALJ Regional Holdings, Inc. (the “Company”) entered into the Third Amendment (the “Third Amendment”) to the Financing Agreement, dated as of August 14, 2015 (as amended and restated from time to time, the “Financing Agreement”), by and among the Company, Faneuil, Inc., Floors-N-More, LLC, Phoenix Color Corp. (“Phoenix”), each subsidiary of the Company listed as a “Guarantor” on the signature pages thereto, the lenders from time to time party thereto, Cerberus Business Finance, LLC, as collateral agent for the lenders (the “Collateral Agent”), and PNC Bank, National Association, as administrative agent for the lenders. The Third Amendment added a $7.5 million term loan, and updated certain definitions, representations and warranties, to allow for the acquisition of certain assets and the assumption of certain liabilities from Moore-Langen Printing Company, Inc. (“Moore-Langen”) in respect of its printing and manufacturing services business in Terre Haute, Indiana (the “Moore-Langen Business” and such acquisition, the “Acquisition”).

The use of proceeds are restricted to (i) fund up to $7.5 million of the purchase price for the Moore-Langen Business, (ii) pay up to $1.0 million for employee severance expenses and capital expenditures in connection with the Acquisition, (iii) fund general corporate and working capital purposes of the Company or any of its subsidiaries who are borrowers under the Financing Agreement, and (iv) pay fees and expenses related to the Third Amendment.  In connection with the Third Amendment, the Company paid to the Collateral Agent an amendment fee of $150,000.

The foregoing description of the Third Amendment is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Third Amendment, which is filed as Exhibit 10.1 hereto, the Second Amendment to the Financing Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, previously filed with the Securities and Exchange Commission (the “Commission”) on May 30, 2017, the First Amendment to the Financing Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, previously filed with the Commission on July 20, 2016, and the Financing Agreement, which was filed as Exhibit 10.1 to the Company’s Registration Statement on Form 10-12B/A, previously filed with the Commission on March 28, 2016.

Registration Rights Agreements

On October 2, 2017, the Company sold an aggregate of 477,706 shares of its common stock in a private offering (“Private Offering”) to two investors, US Bank FBO Cove Street Capital Small Cap Value Fund and General Management Holdings LLC, who are unaffiliated with ALJ, at a price per share equal to $3.14.  In connection with the closing of the Private Offering, the Company entered into a Registration Rights Agreement dated October 2, 2017 (“RRA”) with each investor, each of which obligates ALJ to effect a registration statement (“Shelf Registration Statement”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), covering all shares of ALJ’s common stock issued to such investor in the Private Offering.  Pursuant to the RRAs, ALJ must (i) file the Shelf Registration Statement within thirty calendar days (excluding any days which occur during a permitted blackout period, as defined in the RRA), (ii) use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act, and (iii) use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective under the Securities Act until all of the shares covered by the RRA have been sold.

The foregoing description of the RRAs is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the RRAs, which are filed as Exhibits 10.2 and 10.3 hereto.

ITEM 2.01. Completion of Acquisition or Disposition of Assets.

On October 2, 2017, Phoenix, a wholly-owned subsidiary of the Company, consummated and closed the Acquisition pursuant to the Asset Purchase Agreement dated September 20, 2017 (the “Purchase Agreement”) by and among Phoenix, Moore-Langen and LSC Communications, Inc.

As consideration for the Acquisition, Phoenix paid $10.0 million in cash, $1.0 million of which was withheld from the consideration paid at the closing and will be paid to Moore-Langen on the one-year anniversary of the closing.

In addition to using the proceeds from the Third Amendment and the Private Offering described above, ALJ financed the Acquisition using the $1.0 million in proceeds from the August 2017 exercise by Jess Ravich, Executive Chairman of ALJ, of certain of his outstanding vested options to purchase ALJ common stock.

The foregoing description of the Purchase Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K previously filed with the Commission on September 21, 2017 and incorporated herein by reference.

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion in Item 1.01 with respect to the Third Amendment is incorporated herein by reference.

ITEM 7.01. Regulation FD Disclosure.

On October 2, 2017, the Company and Phoenix jointly issued a news release announcing the consummation and closing of the Acquisition. The full text of the news release is furnished as Exhibit 99.1 hereto.

The information under this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 hereto shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement of the issuer, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NO.	DESCRIPTION

2.1

Asset Purchase Agreement, dated as of September 20, 2017, by and among Phoenix Color Corp., LSC Communications, Inc. and Moore-Langen Printing Company, Inc. (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K previously filed with the Commission on September 21, 2017 and incorporated herein by reference)

10.1

Third Amendment to Financing Agreement, dated as of October 2, 2017, by and among the Company, Faneuil, Inc., Floors-N-More, LLC, Phoenix Color Corp., each subsidiary of the Company listed as a “Guarantor” on the signature pages thereto, the lenders from time to time party thereto, Cerberus Business Finance, LLC, as collateral agent for the lenders, and PNC Bank, National Association, as administrative agent for the lenders

10.2	Registration Rights Agreement, dated as of October 2, 2017, by and between ALJ Regional Holdings, Inc. and US Bank FBO Cove Street Capital Small Cap Value Fund
10.3	Registration Rights Agreement, dated as of October 2, 2017, by and between ALJ Regional Holdings, Inc. and General Management Holdings LLC
99.1	News Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALJ Regional Holdings, Inc.

October 2, 2017	By:	/s/ Brian Hartman
Brian Hartman
Chief Financial Officer (Principal Financial Officer)